UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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Prologis, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 3, 2017.
PROLOGIS, INC.
Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 9, 2017
Date:    May 3, 2017                Time:    1:30 P.M. Pacific Time
Location: Le Meridien 333 Battery St.
San Francisco, California 94111
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
proxy See the materials reverse and side voting of this instructions. notice to obtain
PROLOGIS, INC. PIER 1, BAY 1
SAN FRANCISCO, CA 94111 E23427-P85906-Z69290

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
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Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of proof of current company stock ownership by the stockholder. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. If you need directions to the location of the stockholder meeting, please call our investor relations department at 415-394-9000. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E23428-P85906-Z69290

Voting Items
The Board of Directors recommends you vote FOR all the listed nominees:
1. Election of Directors
Nominees:
1a. Hamid R. Moghadam 1b. George L. Fotiades 1c. Lydia H. Kennard 1d. J. Michael Losh 1e. Irving F. Lyons III 1f. David P. O’Connor 1g. Olivier Piani 1h. Jeffrey L. Skelton 1i. Carl B. Webb 1j. William D. Zollars
The Board of Directors recommends you vote FOR the following proposal:
2. Advisory Vote to Approve the Company’s Executive Compensation for 2016
The Board of Directors recommends you vote 1 year on the following proposal:
3. Advisory Vote on the Frequency of Future Advisory Votes on the Company’s Executive Compensation
The Board of Directors recommends you vote FOR the following proposal:
4. Rati?cation of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the year 2017
E23429-P85906-Z69290

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